UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 18, 2016

SILVER BULL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

925 West Georgia Street, Suite 1908 Vancouver, B.C.		V6C 3L2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
On May 18, 2016, Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) entered into a series of substantially similar subscription agreements (each, a “Subscription Agreement”) with eight accredited investors providing for the issuance and sale by the Company to the investors, in the initial tranche of a private placement, of an aggregate of 4,349,500 CDN$ units (the “CDN$ Units”) at a purchase price of CDN$0.13 per CDN$ Unit for aggregate gross proceeds of CDN$565,435 (the “Private Placement”).  Each CDN$ Unit consists of one share of Silver Bull common stock, par value $0.01 per share (“Common Stock”), and one warrant (a “CDN$ Warrant”).  Each CDN$ Warrant entitles the holder thereof to acquire one share of Common Stock at a price of CDN$0.16 until the date that is 12 months following closing of the Private Placement.  If the closing price of the Common Stock on the OTCQB Venture Marketplace is US$0.18 or higher for five consecutive trading days, then the CDN$ Warrants will expire 30 trading days from such fifth consecutive day.
In the initial tranche of the Private Placement, the Company has agreed to pay a finder’s fee of CDN$5,195 in connection with the subscriptions arranged by certain brokers.
All securities issued pursuant to the Private Placement are subject to a hold period under applicable Canadian securities laws, which will expire four months plus one day from the date of closing of the Private Placement, and U.S. securities laws, which will expire six months from the date of the closing of the Private Placement.  In the Private Placement, the securities were issued to non-U.S. persons in off-shore transactions pursuant to the exemption from registration provided for under Regulation S, promulgated under the U.S. Securities Act of 1933, as amended.  Each investor represented that he, she or it was not a “U.S. person” as such term is defined in Regulation S.  This Current Report on Form 8-K is not, and shall not be deemed to be, an offer to sell or the solicitation of an offer to buy any of the securities.
The foregoing descriptions of the Subscription Agreements and CDN$ Warrants do not purport to be complete and are qualified in their entirety by reference to the copies of the form of Subscription Agreement and form of CDN$ Warrant filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.
Item 3.02	Unregistered Sales of Equity Securities.
Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.
Item 9.01	Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant Certificate

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2016

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
	Name:	Sean Fallis
	Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant Certificate